POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALTERNATIVE STRATGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-168158 and 811-22440) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHANIE SHEARER JIM COLANTINO and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Gary Lanzen

Gary Lanzen

Trustee

STATE OF NEW YORK )

)        ss:

COUNTY OF SUFFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Isabella Gambarova

Notary Public

My commission expires: 3/12/20

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALTERNATIVE STRATGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-168158 and 811-22440) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHANIE SHEARER JIM COLANTINO and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Anthony J. Hertl

Anthony J. Hertl

Trustee

STATE OF NEW YORK )

)        ss:

COUNTY OF SUFFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony J. Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Isabella Gambarova

Notary Public

My commission expires: 3/12/20

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALTERNATIVE STRATGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-168158 and 811-22440) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHANIE SHEARER JIM COLANTINO and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Mark H. Taylor

Mark H. Taylor

Trustee

STATE OF NEW YORK )

)        ss:

COUNTY OF SUFFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Isabella Gambarova

Notary Public

My commission expires: 3/12/20

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALTERNATIVE STRATGIES FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-168158 and 811-22440) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHANIE SHEARER JIM COLANTINO and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ John V. Palancia

John V. Palancia

Trustee

STATE OF NEW YORK )

)        ss:

COUNTY OF SUFFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Isabella Gambarova

Notary Public

My commission expires: 3/12/20

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a President, Principal Executive Officer and Trustee

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHANIE SHEARER and JIM COLANTINO as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Kevin Wolf

Kevin Wolf

President and Principal Executive Officer

STATE OF NEW YORK )

)        ss:

COUNTY OF SUFFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Isabella Gambarova

Notary Public

My commission expires: 3/12/20

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a President, Principal Executive Officer and Trustee

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHANIE SHEARER and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of June, 2017.

/s/ Jim Colantino

Jim Colantino

Treasurer and Principal Financial Officer

STATE OF NEW YORK )

)        ss:

COUNTY OF SUFFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Jim Colantino, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of June, 2017.

/s/ Isabella Gambarova

Notary Public

My commission expires: 3/12/20

POWER OF ATTORNEY

CERTIFICATE

The undersigned, Secretary of ALTERNATIVE STRATEGIES FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June 28, 2017, and is in full force and effect:

WHEREAS, ALTERNATIVE STRATEGIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”) registered as an investment company under the Investment Company Act, as amended, (File Nos. 333-168158 and 811-22440) periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together “Registration Statements”);

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHANIE SHEARER, JIM COLANTINO and KEVIN WOLF as attorneys for it and in its name, place and stead, and its capacity as a Trust, to execute and file any Registration Statements and Amendments to the Trust’s Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: June 28, 2017	/s/ Stephanie Shearer
Stephanie Shearer, Secretary
ALTERNATIVE STRATEGIES FUND